ALLIANCE GLOBAL STRATEGIC INCOME TRUST

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

November 10, 1999

Dear Shareholder:

This letter includes a discussion of the performance, investment strategy and outlook for the Alliance Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 1999. The Fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, the Fund invests in a wide variety of fixed-income markets including U.S. government, agency and corporate securities, U.S. dollar-denominated government bonds of emerging countries, and non-U.S. dollar denominated bonds of developed and emerging markets.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the six- and twelve-month periods ended October 31, 1999. For comparison, we have included performance for the Lehman Brothers Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Multi-Sector Income Funds Average, which reflects the average performance of a group of funds with similar investment objectives.

During the six-month period ended October 31, 1999, your Fund underperformed the Lehman Brothers Aggregate Bond Index and outperformed the Lipper Multi-Sector Income Funds Average. Overall portfolio performance was dampened by rising interest rates throughout developed bond markets. Our relative underperformance versus the benchmark was primarily due to our allocation to European government bonds. European government bonds underperformed U.S. government bonds as stronger-than-expected European growth increased expectations of an interest rate hike by the European Central Bank.

However, during the full fiscal year ended October 31, 1999, your Fund strongly outperformed both the Lehman Brothers Aggregate Bond Index and the Lipper Multi-Sector Income Funds Average. The Fund's outperformance over this twelve-month period was primarily due to our European bond market allocation, which performed well in the first six months of the reporting period, as well as our emerging market bond market allocation. European government bonds were strong performers during the first half of the twelve-month period when economic growth slowed and interest rates fell, and emerging market debt recovered sharply from the lows reached in the third quarter of 1998 as global economic growth improved.


INVESTMENT RESULTS*
Periods Ended October 31, 1999
                                     TOTAL RETURNS
                                 6 MONTHS   12 MONTHS
                                 --------   ---------
ALLIANCE GLOBAL STRATEGIC
  INCOME TRUST
  Class A                          -1.42%     7.17%
  Class B                          -1.86%     6.44%
  Class C                          -1.86%     6.44%

THE LEHMAN BROTHERS
  AGGREGATE BOND INDEX             -0.15%     0.53%

LIPPER MULTI-SECTOR
  INCOME FUNDS AVERAGE             -2.25%     3.54%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF OCTOBER 31, 1999. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE FOR 113 FUNDS FOR THE SIX-MONTH PERIOD AND 104 FUNDS FOR THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 1999. THE LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE HAS GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE UNMANAGED LEHMAN BROTHERS AGGREGATE BOND INDEX IS COMPOSED OF THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX, THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. IT IS A BROAD MEASURE OF THE PERFORMANCE OF TAXABLE BONDS IN THE U.S. MARKET, WITH MATURITIES OF AT LEAST ONE YEAR. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

  ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


1


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

MARKET OVERVIEW
During the six-month period ended October 31, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. After more than 180 central bank easings around the world during the past year, the U.S. Federal Reserve began a global monetary policy tightening cycle with two official interest rate hikes this past summer. (A third increase in interest rates was announced on November 15, 1999, which was after the close of the Fund's reporting period.)

Additionally, during the course of the past month, the central banks of Europe, Australia and Sweden have all indicated a tightening bias. The growing consensus among policymakers is that growth has responded sufficiently to the global easing cycle, which began in response to the Asian economic crisis in 1997-1998, such that inflation, not deflation, bears the greater future risk. In the currency markets, the yen strengthened against the U.S. dollar while the euro ended the period where it began, at US$1.05/euro.

During the six-month period ended October 31, 1999, as global growth gained momentum and expectations of monetary tightening grew, the global bond market, as represented by the JP Morgan Government Bond Index Broad (the "JPM GBI Broad"), declined by 2.48% in local terms, and fell by 1.23% when hedged into U.S. dollars. All developed bond markets within the JPM GBI Broad posted negative results. The U.S. bond market outperformed the other developed bond markets, while European markets posted the worst performance as growth across the continent strengthened and investors factored in future European Central Bank rate hikes.

Emerging market debt performed well over the six-month period ended October 31, 1999, as global economic growth improved and commodity prices firmed. The emerging market debt sector, as represented by the JP Morgan Emerging Markets Bond Index-Plus (the "JPM EMBI-Plus") outperformed all other bond market sectors, gaining 3.54% during the six-month period. Most individual country returns within the JPM EMBI were positive during the period with Russia posting the largest gains (+64%) and Bulgaria (+18%) and Venezuela (+11%) also outperforming. Rising oil prices boosted the performance of Russian and Venezuelan debt as both countries are heavily dependent on oil exports. Russian bond prices were also helped by indications that the government will restructure its Soviet Union-era debt. Ecuador's debt posted the worst performance, declining by 37% after the government delayed interest payments on its debt.

Outside of the government bond markets, U.S. and European corporate bond markets underperformed. The U.S. corporate bond market, as represented by the Lehman Brothers U.S. Corporate Index, fell by 1.12%, while the European corporate bond market, as represented by the Lehman E.U. Corporate Index, declined by 3.83%. Fears of oversupply in the corporate bond market, related to precautionary Y2K funding, pushed credit spreads wider. The performance of the U.S. high-yield sector was dampened by these factors as well as rising default rates and mutual fund outflows. However, the European high-yield sector performed relatively well, driven higher by strong investor demand and merger activity in the telecommunications sector.

INVESTMENT STRATEGY
Over the reporting period, we decreased our allocation to European government debt. European economic growth was reported stronger than expected, increasing the possibility that the European Central Bank would increase interest rates. We remained underweight with U.S. government bonds, because we expected the Federal Reserve to continue increasing interest rates as U.S. growth remained strong. Our corporate exposure was focused primarily on European high yield, in particular the telecom sector, which benefited from merger activity.

OUTLOOK
The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millennium. The risk of tighter monetary policy in the U.S. remains. Positive inflation fundamentals however, should keep long-term interest rates trading in a range between 6.00% and 6.75%. We expect Europe and Japan to continue to strengthen and take over the relative growth leadership, although we do not believe that growth will surge in either place. That said, excess returns relative to cash are still expected to be somewhat better in Euroland and Japan.


2


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. Country selection within the sector remains critical, however. In Latin America, Brazil continues to exceed expectations for fiscal reform, while Mexico could move to investment-grade status in the year 2000. In Asia, the macroeconomic picture continues to surprise on the upside, but progress on corporate restructuring remains slow.

We expect the credit-sensitive sectors to outperform governments. Improvements in global growth, accompanied by low inflation will allow the monetary authorities to fine tune economies with less risk of a hard landing. Thus, the chance of a macro-induced shock to top-line earnings and/or to the cost or availability of credit should remain modest. Moreover, market liquidity, which has had a negative impact on swap market and credit sector risk premia during the lead up to Y2K, should improve dramatically after the turn of the year.

We continue to view the high-yield sector favorably. Currently, the average high-yield index is yielding about 6.0% over Treasuries, which offers significant value. The combination of strong growth and low inflation suggests high-yield spreads should contract, resulting in rising bond prices.

Thank you for your continued interest and investment in the Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

Alliance Global Strategic Income Trust seeks to provide high current monthly income and, secondarily, capital appreciation. The Trust invests in a wide variety of fixed income markets including U.S. government and agency securities, U.S. corporate securities, U.S. dollar-denominated government bonds of emerging market countries and non-U.S. dollar-denominated bonds of developed and emerging markets.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.17%          2.63%
Since Inception*              10.89%          9.64%
SEC Yield**                    6.52%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.44%          2.55%
Since Inception*              10.25%         10.04%
SEC Yield**                    6.09%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.44%          5.47%
Since Inception*              10.25%         10.25%
SEC Yield**                    6.10%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1999)
                             CLASS A        CLASS B        CLASS C
                             -------        -------        -------
1 Year                         2.76%          2.58%          5.49%
Since Inception*               9.67%         10.09%         10.31%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception: 1/9/96 Class A; 3/21/96 Classes B and C.
**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
October 31, 1999.


4


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* TO 10/31/99

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

ALLIANCE GLOBAL STRATEGIC INCOME TRUST CLASS A: $13,541

LEHMAN BROTHERS AGGREGATE BOND INDEX: $12,228

LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE: $12,122

1/31/96   10/31/96   10/31/97   10/31/98   10/31/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 10/31/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the
LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index.

The Lipper Multi-Sector Income Funds Average reflects performance of 56 funds (based on the number of funds in the average from 1/31/96 to 10/31/99). These funds have generally similar investment objectives to Alliance Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Strategic Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

Alliance Global Strategic Income Trust
Lehman Brothers Aggregate Bond Index
Lipper Multi-Sector Income Funds Average


*    Closest month-end after the Fund's Class A share inception date of 1/9/96.


5


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                   SHARES OR
                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

ARGENTINA-3.6%
CORPORATE DEBT OBLIGATIONS-2.6%
CEI Citicorp Holdings
  11.25%, 2/14/07 (a)(b)                   ARS        2,000        $ 1,540,724
CIA Radiocomunic Moviles
  9.25%, 5/08/08 (a)(b)                    US$        1,000            872,380
Perez Companc, SA
  Series B
  9.00%, 5/01/06 (a)(b)                               1,200          1,084,320
                                                                   -----------
                                                                     3,497,424

GOVERNMENT OBLIGATION-1.0%
Republic of Argentina
  Supplier-Bocon FRN
  Pro1
  2.86%, 4/01/07 (a)                       ARS        2,100          1,427,151

Total Argentinian Securities
  (cost $5,381,263)                                                  4,924,575

AUSTRALIA-1.9%
GOVERNMENT OBLIGATION-1.9%
Government of Australia
  10.00%, 10/15/02
  (cost $2,585,160)                        AUD        3,600          2,535,536

BRAZIL-1.1%
GOVERNMENT OBLIGATION-1.1%
Republic of Brazil
  10.13%, 5/15/27
  (cost $1,471,913)                        US$        2,000          1,565,000

CANADA-1.5%
CORPORATE DEBT OBLIGATIONS-1.5%
Clearnet Communications
  10.40%, 5/15/08 (a)(c)                   CAD        1,000            419,526
Metronet Communications
  9.95%, 6/15/08 (c)                       US$        2,000          1,565,000

Total Canadian Securities
  (cost $1,953,403)                                                  1,984,526

CAYMAN ISLANDS-2.1%
PREFERRED STOCK-2.1%
Centaur Funding Corp.
  9.08%, 4/21/20 (b)
  (cost $2,889,211)                                   2,800          2,902,334

CHILE-1.8%
CORPORATE DEBT OBLIGATION-1.8%
Empresa Nacional de Electric, SA
  7.88%, 2/01/27 (a)
  (cost $2,897,593)                        US$        3,000          2,519,310

DENMARK-1.6%
GOVERNMENT OBLIGATION-1.6%
Kingdom of Denmark
  6.00%, 11/15/09
  (cost $2,203,958)                        DKK       15,000          2,193,960

DOMINICAN REPUBLIC-1.3%
CORPORATE DEBT OBLIGATION-1.3%
Tricom, SA
  11.38%, 9/01/04 (a)
  (cost $1,819,684)                        US$        2,000          1,825,000

ECUADOR-0.1%
CORPORATE DEBT OBLIGATIONS-0.1%
Conecel Holdings, Ltd.
  16.50%, 10/01/00 (a)(b)(d)                            500             75,000
  16.50%, 10/01/00 (d)                                  500             75,000

Total Ecuadorian Securities
  (cost $1,065,000)                                                    150,000

FRANCE-4.0%
CORPORATE DEBT OBLIGATION-1.5%
Credit Lyonnais FRN
  6.31%, 9/19/49 (a)                                  2,250          2,075,486

GOVERNMENT OBLIGATION-2.5%
Government of France
  4.50%, 7/12/03 (a)                       EUR        3,201          3,360,848

Total French Securities
  (cost $5,660,445)                                                  5,436,334

GERMANY-4.4%
GOVERNMENT OBLIGATIONS-4.4%
Republic of Germany
  4.00%, 7/04/09 (a)                                  5,000          4,783,189
  6.75%, 7/15/04 (a)                                  1,070          1,220,078

Total German Securities
  (cost $6,185,527)                                                  6,003,267


6


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                   SHARES OR
                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

GREECE-1.3%
GOVERNMENT OBLIGATION-1.3%
Hellenic Republic
  8.90%, 4/01/03 (a)
  (cost $2,025,292)                        GRD      550,000        $ 1,817,798

HONG KONG-0.4%
CORPORATE DEBT OBLIGATION-0.4%
Guangdong Enterprises
  8.88%, 5/22/07 (a)(b)
  (cost $933,986)                          US$        2,500            512,500

HUNGARY-1.4%
CORPORATE DEBT OBLIGATION-1.4%
Euronet Services, Inc.
  12.38%, 7/01/06 (c)(e)
  (cost $1,849,888)                        DEM        8,000          1,893,154

ITALY-4.0%
GOVERNMENT OBLIGATIONS-4.0%
Republic of Italy
  6.25%, 3/01/02 (a)                       EUR        1,033          1,132,697
  6.25%, 5/15/02 (a)                                  3,099          3,404,610
  8.25%, 7/01/01 (a)                                    775            869,162

Total Italian Securities
  (cost $5,626,938)                                                  5,406,469

LUXEMBOURG-0.7%
CORPORATE DEBT OBLIGATION-0.7%
Carrier1 International, SA
  Series B
13.25%, 2/15/09                            US$        1,000            990,000
  warrants, expiring 2/19/09 (f)                      1,000              3,000

Total Luxembourg Securities
  (cost $1,040,000)                                                    993,000

MEXICO-3.9%
CORPORATE DEBT OBLIGATIONS-2.4%
Innova S de R.L.
  12.88%, 4/01/07 (a)                                 3,000          2,467,500
Petroleos Mexicanos
  9.25%, 3/30/18 (a)                                  1,000            857,500
                                                                    ----------
                                                                     3,325,000

GOVERNMENT OBLIGATION-1.5%
Mexican Cetes
  23.41%, 7/13/00 (g)                      MXP       22,362          2,024,522

Total Mexican Securities
  (cost $5,478,268)                                                  5,349,522

NETHERLANDS-9.7%
CORPORATE DEBT OBLIGATIONS-9.7%
KPNQWEST
  7.13%, 6/01/09 (a)(b)                    EUR        2,000          2,040,686
Netia Holdings, BV
  Series B
  11.00%, 11/01/07 (c)                     DEM        4,000          1,398,353
TPSA Finance, BV
  7.75%, 12/10/08 (a)(b)                              2,000          1,887,500
United Pan Europe Communications
  10.88%, 8/01/09 (b)                      EUR        1,000          1,044,694
  11.25%, 11/01/09 (b)                                3,000          3,124,143
Versatel Telecom, BV
  11.875%, 7/15/09 (a)                                2,000          2,082,760
  13.25%, 5/15/08 (a)                      US$        1,250          1,262,500
  warrants, expiring 5/15/08 (a)(f)                   2,750            398,750

Total Dutch Securities
  (cost $13,220,683)                                                13,239,386

PANAMA-0.7%
GOVERNMENT OBLIGATION-0.7%
Republic of Panama
  9.38%, 4/01/29 (a)
  (cost $999,205)                                     1,000            941,300

POLAND-1.2%
GOVERNMENT OBLIGATION-1.2%
Government of Poland
  10.00%, 6/12/04 (a)
  (cost $2,035,623)                        PLN        8,000          1,693,092


7


PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                   SHARES OR
                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

RUSSIA-1.2%
GOVERNMENT OBLIGATIONS-1.2%
Russian Ministry of Finance
  Series IV
  3.00%, 5/14/03                           US$        4,000         $  904,800
Russia Principal Loans FRN
  5.97%, 12/15/20 (a)(d)                              8,000            730,400

Total Russian Securities
  (cost $5,403,908)                                                  1,635,200

SOUTH AFRICA-1.9%
CORPORATE DEBT OBLIGATIONS-1.9%
Development Bank of South Africa
  Zero coupon,
  12/31/27 (a)                             ZAR       50,000            199,430
European Bank for
  Reconstruction & Development
  Zero coupon,
  12/31/29 (a)(h)                                    50,000            183,150
International Bank for
  Reconstruction & Development
  Zero coupon, 12/31/25 (a)                         350,000          1,957,265
  Zero coupon, 2/17/26 (a)(h)                        50,000            260,724

Total South African Securities
  (cost $5,421,094)                                                  2,600,569

TURKEY-0.7%
GOVERNMENT OBLIGATION-0.7%
Republic of Turkey
  12.00%, 12/15/08
  (cost $993,807)                          US$        1,000          1,012,500

UNITED KINGDOM-12.5%
CORPORATE DEBT OBLIGATIONS-4.1%
Luxfer Holdings Plc.
  10.13%, 5/01/09 (a)(b)                   GBP        1,800          2,706,845
RSL Communications Plc.
  10.00%, 3/15/08 (a)(c)(e)                DEM        5,000          1,613,484
Telewest Communication Plc.
  9.88%, 4/15/09 (a)(b)(c)                 GBP        1,250          1,277,002
                                                                    ----------
                                                                     5,597,331

GOVERNMENT OBLIGATIONS-7.2%
U.K. Treasury Gilts
  5.75%, 12/07/09                          GBP        2,400          4,057,088
  6.75%, 11/26/04 (a)                                 3,465          5,859,875
                                                                    ----------
                                                                     9,916,963

PREFERRED STOCKS-1.2%
Abbey National Bank Plc.
  7.76% (a)                                             400            908,855
Bank of Scotland
  9.25% (a)                                             300            712,457
                                                                    ----------
                                                                     1,621,312

Total United Kingdom Securities
  (cost $29,732,807)                                                17,135,606

UNITED STATES-40.8%
CORPORATE DEBT OBLIGATIONS-17.7%
@Entertainment, Inc.
  Series B
14.50%, 2/01/09 (c)                        US$        5,120          3,161,600
Asian Development Bank
  5.59%, 7/16/18 (a)                                  1,000            984,745
Auburn Hills Trust
  12.00%, 5/01/20                                     2,200          3,293,387
Comcast Cable Communications
  8.88%, 5/01/17 (a)                                  1,500          1,668,243
Derby Cycle Corp.
  9.38%, 5/15/08 (a)(e)                    DEM        1,700            502,869
Dresdner Funding Trust
  5.79%, 6/30/11 (a)(b)                    EUR        2,000          1,940,650
Federal-Mogul Corp.
  7.50, 1/15/09 (b)                        US$        2,500          2,225,783
Ford Motor Company
  7.45%, 7/16/31                                      3,000          2,968,920
InterAmericas Communication
  14.00%, 10/27/07 (a)                                  500            400,000
Iridium LLC Capital Corp.
  Series B
  14.00%, 7/15/05 (a)(d)                              2,000            130,000
NTL, Inc.
  Series B
  10.75%, 4/01/08 (a)(c)                              2,000          2,140,659
OpTel, Inc.
  Series B
  13.00%, 2/15/05 (a)(d)(i)                             500            127,500


8


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                   SHARES OR
                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

Viatel, Inc.
  11.15%, 4/15/08 (a)(e)                   DEM        1,000        $   516,315
  11.50%, 3/15/09                          EUR        2,000          2,030,167
Williams Communication Group, Inc.
  10.88%, 10/1/09                          US$        2,000          2,060,000
                                                                   -----------
                                                                    24,150,838

U.S. GOVERNMENT OBLIGATIONS-14.1%
Treasury Bills
  zero coupon, 11/04/99                    US$       10,000          9,996,320
Treasury Notes
  4.75%, 11/15/08                                     2,000          1,809,376
  5.50%, 5/15/09                                      4,800          4,603,502
  6.00%, 8/15/09                                      2,915          2,912,269
                                                                   -----------
                                                                    19,321,467

COMMON STOCKS & WARRANTS-0.1%
Consorcio Ecuatoriano de
  Telecomunicaciones, SA
  Cl. B
  warrants expiring 10/01/00 (a)(f)                   6,750                  0
Firstcom Corp.
  warrants, expiring 10/27/07 (a)(b)(f)    US$       17,500            105,000
OpTel, Inc. (a)(b)(f)                                   500                  5
Viatel, Inc. (a)(f)                                   1,627             54,635
                                                                   -----------
                                                                       159,640

TIME DEPOSIT-8.9%
Republic of London
  5.19%, 11/01/99                                    12,200         12,200,000

Total United States Securities
(cost $44,868,130)                                                  55,831,945

TOTAL INVESTMENTS-103.8%
  (cost $153,742,786)                                              142,101,883
Other liabilities less assets-(3.8)%                                (5,247,003)

NET ASSETS-100%                                                  $ 136,854,880


(a) Securities, or a portion thereof, with an aggregate market value of $63,460,036, have been segregated to collateralize forward exchange currency contracts.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to $21,957,559 or 16.04% of net assets.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)  Security is in default and is non-income producing.

(e)  Will be converted to Euro based upon a predetermined schedule.

(f)  Non-income producing security.

(g)  Annualized yield to maturity at purchase date.

(h) Unit consists of 1 senior discount note and 2.77 junior subordinate debentures.

(i)  Consists of $500,000 senior notes and 500 shares of common stock.

     Glossary:
     FRN-Floating Rate Note.

     See notes to financial statements.


9


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $153,742,786)                                          $ 142,101,883
  Cash, at value (cost $3,199,735)                                   3,199,458
  Interest receivable                                                2,973,754
  Receivable for capital stock sold                                  1,356,813
  Receivable for investment securities sold                          1,062,486
  Unrealized appreciation of forward exchange
    currency contracts                                               1,021,462
  Deferred organization expenses                                        36,983
  Unrealized appreciation of swap contracts                             28,597
  Total assets                                                     151,781,436

LIABILITIES
  Payable for investment securities purchased                       13,131,175
  Payable for capital stock sold                                     1,064,242
  Dividend payable                                                     375,590
  Distribution fee payable                                              93,031
  Advisory fee payable                                                  85,824
  Accrued expenses and other liabilities                               176,694
  Total liabilities                                                 14,926,556

NET ASSETS                                                       $ 136,854,880

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      13,818
  Additional paid-in capital                                       150,756,047
  Distributions in excess of net investment income                  (1,023,118)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (2,125,546)
  Net unrealized depreciation of investments and
    foreign currency denominated assets and liabilities            (10,766,321)
                                                                 $ 136,854,880
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($33,813,233 / 3,411,568 shares of
    capital stock issued and outstanding)                               $ 9.91
  Sales charge--4.25% of public offering price                             .44
  Maximum offering price                                                $10.35

  CLASS B SHARES
  Net asset value and offering price per share
    ($79,084,975 / 7,987,491 shares of
    capital stock issued and outstanding)                               $ 9.90

  CLASS C SHARES
  Net asset value and offering price per share
    ($22,597,561 / 2,281,807 shares of
    capital stock issued and outstanding)                               $ 9.90

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($1,359,111 / 137,053 shares of
    capital stock issued and outstanding)                               $ 9.92


See notes to financial statements.


10


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $13,175)                     $ 12,794,107
  Dividends (net of foreign taxes
    withheld of $8,046)                            72,416         $ 12,866,523

EXPENSES
  Advisory fee                                    874,909
  Distribution fee - Class A                       81,191
  Distribution fee - Class B                      684,598
  Distribution fee - Class C                      198,819
  Custodian                                       248,203
  Transfer agency                                 193,802
  Administration                                  110,180
  Audit and legal                                  96,984
  Registration                                     69,551
  Printing                                         50,955
  Amortization of organization expenses            29,930
  Directors' fees                                  26,115
  Miscellaneous                                    11,666
  Total expenses                                                     2,676,903
  Net investment income                                             10,189,620

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (2,125,545)
  Net realized gain on foreign currency
   transactions                                                        939,635
  Net change in unrealized depreciation of:
    Investments                                                     (3,285,405)
    Foreign currency denominated assets and
     liabilities                                                     1,035,326
  Net loss on investment transactions                               (3,435,989)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  6,753,631


See notes to financial statements.


11

STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                               OCTOBER 31,          OCTOBER 31,
                                                  1999                 1998
                                               -----------          -----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                      $ 10,189,620          $ 4,526,553
  Net realized gain (loss) on investments
    and foreign currency transactions          (1,185,910)              76,173
  Net change in unrealized depreciation
    of investments and foreign
    currency denominated assets and
    liabilities                                (2,250,079)          (7,854,398)
  Net increase (decrease) in net assets
    from operations                             6,753,631           (3,251,672)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                    (2,526,820)          (1,411,993)
    Class B                                    (5,848,991)          (2,495,352)
    Class C                                    (1,694,862)            (556,457)
    Advisor Class                                (118,947)             (62,751)
  Distributions in excess of net
    investment income
    Class A                                       (75,442)            (488,490)
    Class B                                      (262,528)            (964,594)
    Class C                                       (78,399)            (214,532)
    Advisor Class                                  (5,051)             (17,887)
  Net realized gain on investments
    Class A                                            -0-            (429,062)
    Class B                                            -0-            (663,991)
    Class C                                            -0-            (138,457)

CAPITAL STOCK TRANSACTIONS
  Net increase                                 40,879,087           74,331,248
  Total increase                               37,021,678           63,636,010

NET ASSETS
  Beginning of year                            99,833,202           36,197,192
  End of year                               $ 136,854,880         $ 99,833,202


See notes to financial statements.


12

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. Prior to commencement of operations on January 9, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares for the aggregate amount of $100,000 on December 18, 1995. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains


13


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $151,270 have been deferred and are being amortized on a straight-line basis through January 2001.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in accumulated net realized loss on investment and foreign currency transactions, a net decrease in distributions in excess of net investment income and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the Advisory Agreement, the Fund paid $110,180 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $193,802, for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund's expenses were reduced by $5,695 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $27,984 from the sale of Class A shares and $193,213 and $13,234 in contingent deferred sales charges imposed upon redemption by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1999.


14


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,610,457 and $642,232 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $253,161,142 and $229,329,042, respectively, for the year ended October 31, 1999. There were purchases of $27,254,353 and sales of $40,230,006 of U.S. government and government agency obligations for the year ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the costs for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,387,461 and gross unrealized depreciation of investments was $14,028,364 resulting in net unrealized depreciation of $11,640,903 (excluding foreign currency transactions).

At October 31, 1999, the Fund had a net capital loss carryforward of $2,125,545 which expires in the year 2007.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1999, the Fund had outstanding forward exchange currency contracts, as follows:


15


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                             CONTRACT    VALUE ON       U.S. $     UNREALIZED
                                              AMOUNT   ORIGINATION     CURRENT    APPRECIATION
                                              (000)        DATE         VALUE    (DEPRECIATION)
                                            -----------  -----------  -----------  -----------

FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Australian Dollars,
  settling 11/01/99-12/30/99                   4,021  $ 2,637,165  $ 2,564,842  $   (72,323)
Canadian Dollars,
  settling 11/01/99                              546      370,729      370,742           13
Danish Krona,
  settling 11/04/99                            1,068      154,861      151,107       (3,754)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  settling 11/01/99                            4,000    2,590,355    2,551,200       39,155
Canadian Dollars,
  settling 11/01/99-12/01/99                   1,091      737,453      741,705       (4,252)
Danish Krona,
  settling 11/04/99                           16,386    2,357,710    2,319,246       38,464
Euro,
  settling 11/15/99-12/15/99                  32,872   35,628,778   34,682,390      946,388
British Pound,
  settling 11/30/99                           11,019   18,188,643   18,110,872       77,771
                                                                                -----------
                                                                                $ 1,021,462


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 1999, the Fund did not engage in any options transactions.


16


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At October 31, 1999, the Fund had an outstanding interest rate swap contract with the following terms:

                                                         RATE TYPE
                                            ----------------------------------
      SWAP       NOTIONAL   TERMINATION    PAYMENTS MADE    PAYMENTS RECEIVED   UNREALIZED
  COUNTERPARTY    AMOUNT       DATE         BY THE FUND        BY THE FUND     APPRECIATION
 -------------  --------  --------------  ----------------  -----------------  -------------
    Morgan       GBP        6/25/04      Floating 6 month     Fixed--6.33%      US$ 28,597
    Guaranty   5,000,000                   GBP Libor-BBA*



NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,169,162     1,598,361    $ 22,169,720    $ 17,759,050
Shares issued in
  reinvestment of
  dividends and
  distributions          149,679       132,962       1,524,262       1,459,025
Shares converted
  from Class B            25,906        14,015         261,732         151,910
Shares redeemed       (1,348,486)     (460,665)    (13,762,106)     (4,969,798)
Net increase             996,261     1,284,673    $ 10,193,608    $ 14,400,187


* LIBOR (London Interbank Offered Rate)


17


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            3,834,483     4,986,132    $ 39,159,037    $ 55,353,973
Shares issued in
  reinvestment of
  dividends and
  distributions          220,611       142,636       2,246,476       1,558,164
Shares converted to
  Class A                (25,906)      (14,015)       (261,732)       (151,910)
Shares redeemed       (1,751,141)   (1,050,901)    (17,916,604)    (11,262,473)
Net increase           2,278,047     4,063,852    $ 23,227,177    $ 45,497,754

CLASS C
Shares sold            1,669,635     1,453,523    $ 17,120,813    $ 15,925,299
Shares issued in
  reinvestment of
  dividends and
  distributions           62,703        24,272         636,061         264,273
Shares redeemed       (1,030,285)     (281,009)    (10,563,627)     (3,002,847)
Net increase             702,053     1,196,786    $  7,193,247    $ 13,186,725


                                    DECEMBER 18,                  DECEMBER 18,
                                       1997*                         1997*
                                        TO                            TO
                                     OCTOBER 31,                   OCTOBER 31,
                                       1998                          1998
                                   -------------                 -------------

ADVISOR CLASS
Shares sold               49,768       105,163       $ 514,645     $ 1,180,306
Shares issued in
  reinvestment of
  dividends and
  distributions           11,472         6,251         117,493          67,683
Shares redeemed          (35,477)         (124)       (367,083)         (1,407)
Net increase              25,763       111,290       $ 265,055     $ 1,246,582


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.


* Commencement of distribution.


18


FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS A
                                            ----------------------------------------------------
                                                                                   JANUARY 9,
                                                                                     1996(A)
                                                     YEAR ENDED OCTOBER 31,           TO
                                            ------------------------------------   OCTOBER 31,
                                                1999         1998         1997        1996
                                            -----------  -----------  -----------  -----------

Net asset value, beginning of period         $ 10.18      $ 11.46      $ 10.83      $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .94          .78(c)       .74(c)       .69(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.22)        (.64)        1.02          .95
Net increase in net asset value from
  operations                                     .72          .14         1.76         1.64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.94)        (.78)        (.75)        (.81)
Distributions in excess of net investment
  income                                        (.05)        (.28)        (.28)          -0-
Distributions from net realized gains on
  investments                                     -0-        (.36)        (.10)          -0-
Total dividends and distributions               (.99)       (1.42)       (1.13)        (.81)
Net asset value, end of period                $ 9.91      $ 10.18      $ 11.46      $ 10.83

TOTAL RETURN
Total investment return based on net asset
  value (d)                                     7.17%        1.00%       16.83%       17.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $33,813      $24,576      $12,954       $2,295
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.77%        1.89%        1.90%        1.90%(e)
  Expenses, before waivers/reimbursements       1.77%        2.08%        4.06%       19.20%(e)
  Net investment income                         9.34%        7.08%        6.56%        8.36%(e)
Portfolio turnover rate                          254%         183%         417%         282%


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS B
                                            ----------------------------------------------------
                                                                                    MARCH 21,
                                                                                     1996(F)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1999         1998         1997        1996
                                            -----------  -----------  -----------  -----------

Net asset value, beginning of period         $ 10.17      $ 11.46      $ 10.83       $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .87          .69(c)       .66(c)       .41(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  (.22)        (.63)        1.03         1.01
Net increase in net asset value from
  operations                                     .65          .06         1.69         1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.87)        (.69)        (.67)        (.56)
Distributions in excess of net investment
  income                                        (.05)        (.30)        (.29)          -0-
Distributions from net realized gains on
  investments                                     -0-        (.36)        (.10)          -0-
Total dividends and distributions               (.92)       (1.35)       (1.06)        (.56)
Net asset value, end of period                $ 9.90      $ 10.17      $ 11.46      $ 10.83


TOTAL RETURN
Total investment return based on net asset
  value (d)                                     6.44%         .27%       16.12%       14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $79,085      $58,058      $18,855         $800
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.47%        2.58%        2.60%        2.60%(e)
  Expenses, before waivers/reimbursements       2.47%        2.76%        4.76%       19.57%(e)
  Net investment income                         8.54%        6.41%        5.86%        7.26%(e)
Portfolio turnover rate                          254%         183%         417%         282%


See footnote summary on page 22.


20


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C
                                            ----------------------------------------------------
                                                                                    MARCH 21,
                                                                                     1996(F)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1999         1998         1997        1996
                                            -----------  -----------  -----------  -----------

Net asset value, beginning of period         $ 10.17      $ 11.46      $ 10.83       $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .88          .68(c)       .66(c)       .39(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  (.23)        (.62)        1.03         1.03
Net increase in net asset value from
  operations                                     .65          .06         1.69         1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.88)        (.68)        (.67)        (.56)
Distributions in excess of net investment
  income                                        (.04)        (.31)        (.29)          -0-
Distributions from net realized gains on
  investments                                     -0-        (.36)        (.10)          -0-
Total dividends and distributions               (.92)       (1.35)       (1.06)        (.56)
Net asset value, end of period                $ 9.90      $ 10.17      $ 11.46      $ 10.83

TOTAL RETURN
Total investment return based on net asset
  value (d)                                     6.44%         .27%       16.12%       14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $22,598      $16,067       $4,388         $750
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.46%        2.58%        2.60%        2.60%(e)
  Expenses, before waivers/reimbursements       2.46%        2.77%        4.77%       19.49%(e)
  Net investment income                         8.52%        6.43%        5.86%        7.03%(e)
Portfolio turnover rate                          254%         183%         417%         282%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                ADVISOR CLASS
                                          ----------------------------
                                                         DECEMBER 18,
                                                           1997(F)
                                            YEAR ENDED        TO
                                            OCTOBER 31,   OCTOBER 31,
                                               1999          1998
                                          -------------  ------------

Net asset value, beginning of period         $ 10.18      $ 11.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .98          .85(c)
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                  (.22)        (.84)
Net increase in net asset value from
  operations                                     .76          .01

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.98)        (.85)
Distributions in excess of net investment
  income                                        (.04)        (.07)
Total dividends and distributions              (1.02)        (.92)
Net asset value, end of period                $ 9.92      $ 10.18

TOTAL RETURN
Total investment return based on net asset
  value (d)                                     7.58%         .07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $ 1,359      $ 1,133
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.45%        1.58%(e)
  Expenses, before waivers/reimbursements       1.45%        1.77%(e)
  Net investment income                         9.52%        7.64%(e)
Portfolio turnover rate                          254%         183%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.


22


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Strategic Income Trust, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 21, 1999


23


                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


25


ALLIANCE GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GSIFAR1099